Carbiz Inc.

7405 N. Tamiami Trail
Sarasota, Florida 34243

Offering of 5% Convertible Debentures

NOTICE TO PROSPECTIVE PURCHASERS IN FLORIDA
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON AN EXEMPTION THEREFROM. ANY SALE MADE PURSUANT TO SUCH EXEMPTION IS VOIDABLE BY A FLORIDA PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT IN PAYMENT FOR SUCH SECURITIES. HOWEVER, THIS RIGHT IS NOT AVAILABLE TO ANY PURCHASER WHO IS A BANK, TRUST COMPANY, SAVINGS INSTITUTION, INSURANCE COMPANY, SECURITIES DEALER, INVESTMENT COMPANY AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, PENSION OR PROFIT-SHARING TRUST OR QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933.

SUBSCRIPTION FOR 5% DEBENTURES

TO:	Carbiz Inc. (the "Corporation")
AND TO:	Innovation Capital, LLC (the “Agent”)

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase a convertible debenture (the "Debenture") of the Corporation for the aggregate consideration set forth below, representing a value as set forth below, each upon and subject to the terms and conditions set forth in the "Terms and Conditions of Subscription for Debentures of Carbiz Inc." attached hereto and forming a part hereof (together, the "Subscription Agreement").

Amount of Debenture subscribed for:
______________________________________________ Full Legal Name of Subscriber (please print)
US $ ________________________________________________
By: ___________________________________________
Authorized Signature
Aggregate Consideration: US $ ___________________________
______________________________________________ Official Title or Capacity (please print) ______________________________________________
Name of Signatory (please print name of individual whose
signature appears above if different than name of Subscriber) ______________________________________________
Subscriber's Address (including postal code)

______________________________________________
Telephone Number (including area code)
Register the Debenture as follows: ______________________________________________	Deliver the Debenture as follows: ______________________________________________
Name ______________________________________________	Name ______________________________________________
Account reference, if applicable ______________________________________________	Account reference, if applicable ______________________________________________
Address (including postal code) ______________________________________________	Contact Name ______________________________________________
Address (including postal code)
______________________________________________	______________________________________________
Telephone Number (including area code)
______________________________________________

ACCEPTANCE: The Corporation hereby accepts the above subscription on the terms and conditions contained in this Subscription Agreement.

CARBIZ INC.		Date: _______________, 2004

Per:			No:
Carl Ritter –Chief Executive Officer

This is the first page of an agreement comprised of 7 pages (excluding schedules).

TERMS AND CONDITIONS OF THE SUBSCRIPTION FOR
DEBENTURES OF CARBIZ INC.

1.	Definitions. In this Subscription Agreement:

	(a)	"1933 Act" means the United States Securities Act of 1933, as amended;

	(b)	“1934 Act” means the United States Securities Act of 1934, as amended;

	(c)	"Agent" means Innovation Capital, LLC;

(d)
"Agent’s First Warrant" means the first common share purchase warrant of the Corporation comprising an Agent’s Unit, each Agent’s First Warrant entitling the holder thereof to acquire a Share at a price of CDN$0.22 per Share for a period of five years from the Conversion Date;

(e)
"Agent’s Second Warrant" means the second common share purchase warrant of the Corporation comprising an Agent’s Unit, each Agent’s Second Warrant entitling the holder thereof to acquire a Share at a price of CDN$0.23 per Share for a period of five years from the Conversion Date;

	(f)	"Agent’s Units" means units of the Corporation that may be issued to an Agent, each Agent’s Unit being comprised of one Agent’s First Warrant and one Agent’s Second Warrant;

	(g)	"Agent’s Warrants" means, collectively, the Agent’s First Warrants and the Agent’s Second Warrants;

(h)
"Class A Warrant" means a Class A common share purchase warrant of the Corporation, each Class A Warrant entitling the holder thereof to acquire a Share at a price of CDN$0.23 per Share for a period of five years from the Closing Date;

(i)
"Class B Warrant" means a Class B common share purchase warrant of the Corporation, each whole Class B Warrant entitling the holder thereof to acquire a Share at a price of CDN$0.30 per Share for a period of five years from the Closing Date;

	(j)	"Closing Date" means October 6, 2004 or such other date as may be determined by the Corporation;

	(k)	"Conversion Date" the date on which the Corporation obtains a listing on the OTCBB and delists from the Exchange;

	(l)	"Conversion Rate" means the automatic conversion on the Conversion Date of the Indebtedness into Units at a price of CDN$0.22 per Unit;

	(m)	“Exchange” means the TSX Venture Exchange;

	(n)	"Interest Amount" means all accrued and unpaid interest as at the Conversion Date;

	(o)	“Indebtedness” means the Principal Amount and the Interest Amount;

	(p)	"Offering" means the offering by the Corporation of a minimum of US$750,000 and a maximum of US$2,000,000 principal amount of Debentures;

	(q)	"OTCBB" means the United States Over the Counter Bulletin Board;

	(r)	"Person" includes individuals, partnerships, corporations, companies and other business or legal entities;

	(s)	"Principal Amount" means the principal amount of this Debenture as set forth on the face page hereof;

	(t)	"Registration Statement" means a registration statement on Form S-1 or Form SB-2, if available, for a US registration covering the resale of the Shares included in the Units and the Warrant Shares;

(u)
"Shares" means common shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Debenture and shall include any and all shares resulting from any subdivision, redivision, reduction, combination or consolidation, merger, amalgamation or reorganization and any common shares of any company or corporation to which the Corporation may sell, lease or transfer or otherwise dispose of all or substantially all of its property and assets;

	(v)	"Underlying Securities" means, collectively, the Shares comprising the Units, the Warrants and the Warrant Shares;

	(w)	"Unit" means a unit of the Corporation, each Unit being comprised of one Share, one Class A Warrant and one-half of one Class B Warrant;

	(x)	"Warrants" means, collectively, the Class A Warrants and the Class B Warrants; and

	(y)	"Warrant Shares" means the Shares that are issuable upon exercise of the Warrants.

2.	Acknowledgements of the Subscriber. The Subscriber acknowledges that:

	(a)	this subscription is subject to rejection or acceptance by the Corporation in whole or in part, and is effective only upon acceptance by the Corporation;

	(b)	the Debenture subscribed for it hereunder forms part of a larger issuance and sale by the Corporation of a minimum of US$750,000 and a maximum of US$2,000,000 principal amount of Debentures;

	(c)	the Debenture, at the election of the Corporation, shall bear a rate of interest equal to five (5%) percent per annum with interest payable beginning on May 1, 2005;

	(d)	on the Conversion Date, the Indebtedness shall automatically convert into Units at the Conversion Rate;

(e)
in the event of any alteration of the Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement, the holders of Warrants and Agent’s Warrants shall, upon exercise of the Warrants or Agent’s Warrants, as the case may be, following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had their

Warrants or Agent’s Warrants, as the case may be, been exercised immediately prior to the occurrence of any such event;

(f)
the Corporation shall file the Registration Statement no later than thirty (30) days after the Conversion Date, and use its best efforts to have the Registration Statement declared effective within one hundred eighty (180) days after the Closing Date;

(g)
in the event that the Corporation does not obtain an OTCBB listing within 180 days after the Closing Date, the Corporation shall issue to the Subscriber additional Warrants equal to two-percent (2%) of the number of Warrants to be issued upon conversion of the Debentures plus an additional one-percent (1%) for each subsequent 30 day period; provided, however, in no event shall the amount of such additional Warrants be in excess of six percent (6%) of the Warrants to be issued upon conversion of the Debenture;

(h)
the terms and conditions of the Registration Statement and other rights and preferences of the Subscriber shall be contained in a certain Investors’ Rights Agreement of even date herewith among the Corporation and all the subscribers in the Offering;

(i)
in consideration for the services of the Agent under this Offering, the Agent shall receive a cash commission of ten percent (10%) of the gross proceeds raised by the Agent under the Offering. In addition, the Agent will receive that number of Agent’s Units that is equal in number to ten percent (10%) of the number of Units to be issued on the Conversion Date in respect of Debentures placed by the Agent under the Offering. The Agent shall also be entitled to receive a cash fee equal to 2% of the gross proceeds from the subsequent exercise within twelve months from the Conversion Date of any Warrants that were issued upon conversion of Debentures placed by the Agent under the Offering;

	(j)	the Offering is subject to the receipt of all regulatory approvals including, without limitation, the approval of the Exchange; and

	(k)	the Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement.

3.	REPRESENTATIONS OF THE SUBSCRIBER - GENERAL

(a) By executing this subscription, the Subscriber represents and warrants to and covenants with the Corporation and the Agent (and acknowledges that the Corporation, the Agent and their counsel are relying thereon) that:

(i)
if an individual, the Subscriber is of the full age of majority and is legally competent to execute and deliver this Subscription Agreement and each of the instruments to be delivered by the Subscriber hereunder, to perform all of its obligations hereunder and thereunder, and to take all actions required pursuant hereto and thereto;

(ii)
if the Subscriber is not an individual, it has the requisite power, authority, legal capacity and competence to execute and deliver this Subscription Agreement and each of the instruments to be delivered by the Subscriber hereunder, to perform all of its obligations hereunder and thereunder, and to take all actions required pursuant hereto and thereto and, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained;

(iii)	if the Subscriber is a body corporate, it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(iv)
this Subscription Agreement and such other instruments to be delivered hereunder have been duly and validly authorized, executed and delivered by, and constitute a legal, valid, binding and enforceable obligation of the Subscriber;

(v)
the execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber's constating documents (if the Subscriber is not an individual) or any agreement to which the Subscriber is a party or by which it is bound;

(vi)
it has been independently advised as to the restrictions on resale imposed by applicable securities legislation with respect to the Debenture and the Underlying Securities received upon conversion of the Indebtedness and confirms that no representation has been made to it by or on behalf of the Corporation respecting such restrictions and it is the Subscriber’s responsibility to find out what those restrictions are and to comply with them before selling such securities;

(vii)
the Subscriber has been advised to consult its own legal and financial advisors with respect to the suitability of the Debenture as an investment for the Subscriber and the resale restrictions and "hold periods" to which the Debenture and the Underlying Securities are subject under applicable securities legislation, and, except for the representations of the Corporation expressly contained herein, has not relied upon any statements made by or purporting to have been made on behalf of the Corporation in deciding to subscribe for the Debenture hereunder;

(viii)
it is aware of the risks and other characteristics of the Debenture and the Underlying Securities received upon conversion of the Indebtedness and of the fact that the Subscriber may not be able to resell the Debenture and any Underlying Securities received upon conversion of the Indebtedness except in accordance with the applicable securities legislation and regulatory policy;

(ix)	it will not resell any Debenture or any Underlying Securities received upon conversion of the Indebtedness except in accordance with the provisions of applicable securities legislation;

(x)
the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar regulatory authority has made any finding or determination or expressed any opinion with respect to the merits of investing in, nor has any such stock exchange or governmental agency, authority, regulatory body, securities commission, or other entity made any recommendation or endorsement with respect to, the merits of investing in the Debenture and there is no government or other insurance covering the Debenture;

(xi)
it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Debentures and it has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Debentures or any Underlying Securities received upon conversion of the Indebtedness;

(xii)
if required by applicable securities legislation, policy or order or by any securities commission or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the distribution of the Debenture and any Underlying Securities received upon conversion of the Indebtedness as may be required;

	(xiii)	this Subscription is made unconditionally as a result of the undersigned's desire to participate in the future development of the Corporation; and

(xiv)
if it is a corporation, syndicate, partnership or other form of unincorporated organization, it pre-existed the offering of the Debentures and has a bona fide purpose other than investment in the Debenture.

4.	REPRESENTATIONS OF THE SUBSCRIBER - EXEMPTIONS

(a) By executing this subscription, the Subscriber represents and warrants to and covenants with the Corporation and the Agent (and acknowledges that the Corporation, the Agent and their counsel are relying thereon) that:

(i)
the Subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the 1933 Act (which definition is reproduced in Schedule “A” attached hereto) by reason of the Subscriber’s business and financial experience and the business and financial experience of those persons retained to advise it with respect to the investment in the Debenture and the Underlying Securities, and has executed and delivered to the Corporation a Representation Letter in the form attached hereto as Schedule “A” indicating that the Subscriber fits within one of the categories of "accredited investor" set forth in such definition;

(ii)
the Subscriber acknowledges that it is not purchasing the Debenture or the Underlying Securities as a result of any “general solicitation” or “general advertising”, as those terms are used in Regulation D under the 1933 Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(iii)
the Subscriber confirms that it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Debenture and Underlying Securities and is capable of assessing the proposed investment in the Debenture and the Underlying Securities as a result of the Subscriber's own experience or as a result of advice received from a person registered under applicable securities legislation and it is able, without impairing its financial condition, to bear the economic risks of, and understand a complete loss of, its investment;

(iv)
it understands that the Debenture and any Underlying Securities received upon conversion of the Indebtedness have not been and will not be registered under the 1933 Act or any applicable state securities laws;

(v)	except for the representations of the Corporation expressly contained herein, the Subscriber has relied solely upon publicly available information relating to the

Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation;

(vi)
it understands that the distribution of the Debentures and the Underlying Securities is being made in reliance upon a private placement exemption from registration under the 1933 Act and under the securities laws of certain states. Accordingly, the Debenture and the Underlying Securities will be “restricted securities” within the meaning of Rule 144 under the 1933 Act, and therefore may not be offered or sold by the undersigned, directly or indirectly, in the United States without registration under the United States federal and state securities laws, except in compliance with certain limited exemptions thereunder;

(vii)
the undersigned understands and acknowledges that there may be material tax consequences to the undersigned of an acquisition or disposition of the Debenture and any Underlying Securities received upon conversion of the Indebtedness and that the undersigned should consult the undersigned’s own tax advisors respecting the United States federal, state and local and foreign tax consequences of acquiring, owning and disposing of such Debenture and any Underlying Securities received upon conversion of the Indebtedness;

(viii)
the undersigned understands that the Corporation’s financial statements are prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States corporations;

(ix)
the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary in connection with the undersigned’s investment decision to acquire the Debenture and the Underlying Securities;

(x)
the undersigned has either spoken or met with, or been given reasonable opportunity to speak with or meet with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the undersigned’s investment in the Debenture and the Underlying Securities;

(xi)	the undersigned understands that in making an investment decision, the undersigned must rely on its own examination of the Corporation including the merits and risks involved;

(xii)
the undersigned is acquiring the Debenture for its own account and not with a view to any resale, distribution or other disposition of the Debenture or any Underlying Securities received upon conversion of the Indebtedness in violation of the 1933 Act or any applicable state securities laws;

(xiii)
the Subscriber understands and acknowledges that the Corporation has the right not to record a transfer without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to registration under the 1933 Act and any applicable state securities laws;

(xiv)
the undersigned consents to the Corporation making a notation on its records or giving instructions to any transfer agent (if any) of the Debentures and any Underlying Securities received upon conversion of the Indebtedness in order to implement the restrictions on transfer set forth and described herein;

(xv)	the undersigned acknowledges that the Debenture and any Underlying Securities received upon conversion of the Indebtedness are not currently eligible for resale under Rule 144 in the United States due to the fact, among others, that the Corporation is not a reporting company under the 1934 Act; and

(xvi)
the Subscriber understands that the Debentures and the Underlying Securities are being offered for sale only on a "private placement" basis and that the sale and delivery of the Debentures and the Underlying Securities is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus and that as a consequence of acquiring the Debenture and the Underlying Securities pursuant to such exemptions, certain protections, rights and remedies provided by applicable securities legislation, including statutory rights of recission or damages, may not be available to the Subscriber in connection with the purchase and sale of the Debenture and the Underlying Securities and the Subscriber further acknowledges that:

		(A)	the Subscriber is restricted from using most of the civil remedies available under applicable securities laws;

		(B)	the Subscriber may not receive information that would otherwise be required to be provided to it under applicable securities laws;

		(C)	the Corporation is relieved from certain obligations that would otherwise apply under applicable securities laws; and

(D)
the Debenture is not being purchased by it as a result of any information concerning the Corporation that has not been publicly disclosed and its decision to purchase Debenture has not been made as a result of any verbal or written representation as to fact or otherwise (including that any person will resell or repurchase or refund the purchase price of its Debenture), or as to the future price or value of any Underlying Securities received upon conversion of the Indebtedness made by or on behalf of the Corporation; and

	(xvii)	the Subscriber confirms that neither the Corporation nor any of its representative directors, employees, officers or affiliates, have made any representations (written or oral) to the Subscriber:

		(A)	regarding the future value of the Underlying Securities;

		(B)	that any person will resell or repurchase the Debenture or the Underlying Securities; or

		(C)	that any person will refund the purchase price of the Debenture other than as provided in this Subscription Agreement.

5.	TIMELINESS OF REPRESENTATIONS, ETC.

The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date and will survive the completion of the issuance of the Debenture and any subsequent disposition by the Subscriber of the Underlying Securities.

6.	RELIANCE ON SUBSCRIBER’S REPRESENTATIONS

The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon in determining its suitability as a purchaser of a Debenture and the Subscriber hereby agrees to indemnify the Corporation and its officers, directors, employees and agents against all losses, claims, costs, expenses and damages or liabilities that any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to notify the Corporation immediately at the following addresses:

Carbiz Inc.
7560 Commerce Court
Sarasota, Florida 34243

Attention:        Carl Ritter, Chief Executive Officer
Facsimile:         (941) 952-9255

of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to Closing.

7.	PARTIAL ACCEPTANCE AND REJECTION OF SUBSCRIPTION

The Corporation may, in its absolute discretion, accept or reject the Subscriber's subscription for a Debenture as set forth in this Subscription Agreement, in whole or in part, and the Corporation reserves the right to sell to the Subscriber less than the full amount of the Debenture subscribed for under this Subscription Agreement. If this Subscription Agreement is rejected in whole, any certified cheque(s) or bank draft(s) delivered by the Subscriber to the Corporation on account of the subscription price for the Debenture subscribed for will be promptly returned to the Subscriber without interest. If this Subscription Agreement is accepted only in part, a cheque representing the amount by which the payment delivered by the Subscriber to the Corporation exceeds the subscription price of the Debenture sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement, will be promptly delivered to the Subscriber without interest.

8.	CLOSING

The Subscriber agrees to deliver to the Corporation, not later than 4:00 p.m. (Florida time) on the date that is two (2) business days prior to the Closing Date: (a) this duly completed and executed Subscription Agreement (including the Representation Letter and the Form 4C, if applicable); and (b) a certified cheque or bank draft payable to the Corporation for the aggregate amount proposed to be invested in a Debenture by the Subscriber or payment of the same amount in such other manner as is acceptable to the Corporation.

The sale of the Debentures will be completed at the offices of the Corporation, in Sarasota Florida, at 2:00 p.m. (Florida time), or such other time as the Corporation may determine on the Closing Date.

9.	FACSIMILE SUBSCRIPTIONS

The Corporation shall be entitled to rely on delivery by facsimile of an executed copy of this Subscription, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

10.	ASSIGNMENT

This Subscription is not assignable or transferable by either of the parties hereto without the expressed written consent of the other party hereto.

11.	GOVERNING LAW

The contract arising out of acceptance of this Subscription by the Corporation shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

12.	MISCELLANEOUS

Time shall be of the essence of this Subscription Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof. The covenants, representations and warranties contained in this Subscription Agreement shall survive the closing of the transactions contemplated hereby and shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

13.	RISK

THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT AN INVESTMENT IN THE DEBENTURE AND THE UNDERLYING SECURITIES IS SUBJECT TO A NUMBER OF RISK FACTORS. RESALE OF SUCH SECURITIES MAY REQUIRE THE AVAILABILITY OF EXEMPTIONS FROM THE PROSPECTUS REQUIREMENTS OF APPLICABLE SECURITIES LEGISLATION OR SIMILAR REGULATORY AUTHORITY PERMITTING THE TRADE. THE SUBSCRIBER COVENANTS AND AGREES TO COMPLY WITH THE SECURITIES ACT (ONTARIO) AND ANY OTHER RELEVANT SECURITIES LEGISLATION, ORDERS OR POLICIES CONCERNING THE PURCHASE, HOLDING OF, AND RESALE OF SUCH DEBENTURE AND THE UNDERLYING SECURITIES.

SCHEDULE"A"

REPRESENTATION LETTER

TO:                CARBIZ INC. (the "Corporation")

AND TO:      INNOVATION CAPITAL, LLC (the “Agent”)

In connection with the purchase of a Debenture of the Corporation by the undersigned subscriber, the undersigned hereby represents, warrants, covenants and certifies to the Corporation and acknowledges that the Corporation, the Agent and their counsel are relying thereon that:

 (a)          it is purchasing the Debenture for its own account, for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Underlying Securities in the United States; provided, however, that the Subscriber may sell or otherwise dispose of any of such securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)          it satisfies one or more of the categories of "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the 1933 Act) indicated below (PLEASE INITIAL ALL APPROPRIATE LINES) (an "Accredited Investor"):

________	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or
________	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or
________	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or
________	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or
________	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or
________	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or
________	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or
________	Category 8.
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

________	Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self- directed plan, with investment decisions made solely by persons who are accredited investors; or

________	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or
________	Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

________	Category 12.
Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

________	Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds US$1,000,000; or
________	Category 14.
A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

________	Category 15.
A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

________	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)          it agrees that if it decides to offer, sell, pledge or otherwise transfer the Debenture or any of the Underlying Securities, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, except;

(i)	to the Corporation; or

(ii)	outside the United States in compliance with the requirements of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations; or

(iii)
in compliance with an exemption from registration under the 1933 Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv)	in a transaction that does not require registration under the 1933 Act or any applicable state securities laws;

and, in the case of subparagraph (iii) or (iv), it has furnished to the Corporation an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect;

(d)          it understands and acknowledges that the Debenture and the Underlying Securities are "restricted securities" as defined in Rule 144 under the 1933 Act, and upon the original issuance of the Debenture and the Underlying Securities, and until such time as it is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Debenture and the Underlying Securities and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

"THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUED UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE

SECURITIES OR "BLUE SKY" LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

provided, that if the Debenture or the Underlying Securities are being sold pursuant to Rule 144 of the 1933 Act, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the 1933 Act and applicable state securities laws;

(e)          it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Debentures and the Underlying Securities in order to implement the restrictions on transfer set forth and described herein;

(f)          it has been afforded the opportunity to ask such questions and to receive answers from, representatives of the Corporation concerning the terms and conditions of the offering of the Debentures;

(g)          it is an Accredited Investor that satisfies the criteria set forth in subparagraph (b) above and, by reason of its business and financial experience and the business and financial experience of those persons retained to advise the Subscriber with respect to the investment in the Debenture and the Underlying Securities, the Subscriber, together with such advisors, has such knowledge, sophistication and experience in business and financial matters that the Subscriber is capable of evaluating the merits and risks of the prospective investment;

(h)          it understands and acknowledges that the Warrants may not be exercised unless an exemption is available from the registration requirements of the 1933 Act and the securities laws of all applicable states and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect; provided that an Accredited Investor, that purchased a Debenture in the United States will not be required to deliver an opinion of counsel in connection with the exercise of Warrants that are issued upon conversion of such Debenture;

(i)          it acknowledges that any person who exercises a Warrant will be required to provide to the Corporation either:

(a)
a written certification that the holder (i) acquired the Warrant directly from the Corporation pursuant to a written subscription agreement for the purchase of a Debenture; (ii) is exercising the Warrant, as applicable, solely for its own account and not on behalf of any other person; and (iii) was an Accredited Investor, both on the date the Debenture was acquired from the Corporation and on the date of exercise of the Warrant; or

(b)
a written opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that an exemption from the registration requirements of the 1933 Act and applicable state securities laws is available for the issuance of the Warrant Shares.

The Subscriber understands that the certificates representing the Warrant Shares will bear a legend restricting transfer without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available;

(j)          the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Debenture is the address listed as the "Subscriber’s Address" on the signature page of the Subscription Agreement;

(k)          it acknowledges that it has not purchased the Debenture as a result of any form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D of the 1933 Act);

(l)          it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of the Debenture; the Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Debenture; in particular, no determination has been made whether the Corporation will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1291 of the United States Internal Revenue Code;

(m)          it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

(n)          it is acquiring the Debenture for its own account and not on behalf of any other person for investment purposes only and not with a view to any resale, distribution or other disposition of the Debenture or the Underlying Securities in violation of the United States federal and state securities laws.

The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of a Debenture. The undersigned undertake to notify the Corporation immediately of any change in any statement set forth herein which takes place prior to the Closing Date. Terms used and not defined in this Schedule are as defined in the Subscription Agreement to which this Schedule is attached.

Dated at_________________________________on _____________________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature
appears above)

B-1

SCHEDULE “B” FORM 4C

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:
	1.1	Name: ____________________________________________________________________________________

	1.2	Complete Address: __________________________________________________________________________

_________________________________________________________________________________________

	1.3	Jurisdiction of Incorporation or Creation: __________________________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager (Yes/No)? _____________________________________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? _______________________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

3.1
It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

3.2
it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in _______________________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	3.3	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	3.4	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

	3.5	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the

B-2

Issuer has a beneficial interest in any of the managed accounts for which it is purchasing

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form. The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at_________________________________on _____________________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT